Exhibit 10.3

EXECUTION COPY

SUPERGEN, INC.

4140 Dublin Road, Suite 200

Dublin, California 94568

INVESTOR RIGHTS AGREEMENT

August 31, 2004

EXECUTION COPY

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (the “Agreement”) is made as of August 31, 2004 between SuperGen, Inc. (the “Company”) and MGI Pharma, Inc. (the “Investor”). This Agreement is made pursuant to that certain Common Stock Purchase Agreement, dated as of even date hereof, between the Company and the Investor (the “Purchase Agreement”), pursuant to which the Investor purchased a number of shares of the Company’s Common Stock (the “Shares”). This Agreement shall not be effective until the Effective Date (as defined below), and shall automatically terminate in the event that the Closing (as defined in the Purchase Agreement) does not occur and the Purchase Agreement is terminated.

SECTION 1

Definitions

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to the Investor, any person or entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Investor.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Effective Date” means the Closing Date as defined in the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the Investor and any transferee to whom the Shares have been transferred in compliance with Section 3 below.

“Registrable Securities” means the Shares, or securities issued in respect of the Shares by way of stock split, stock dividend, or in connection with a combination of shares, recapitalization or reorganization. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (a) a registration statement covering such securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement, (b) such securities are saleable by the holder thereof pursuant to Rule 144(k) or (c) such securities are sold to the public pursuant to Rule 144.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Restricted Securities” means the Shares required to bear the legends set forth in Section 3.3 below.

“Sale” means any sale, assignment, transfer, distribution or other disposition thereof or of a participation therein.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” means all underwriting fees and discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for any Holder.

SECTION 2

Registration Rights

2.1 Mandatory Registration. Within three hundred sixty-five (365) days after the Effective Date (such 365-day anniversary, the “Required Effective Date”), the Company shall file with the Commission a registration statement on Form S-3 (the “Registration Statement”), registering for resale by the Holders the Registrable Securities, and will use commercially reasonable efforts to cause the Registration Statement to become effective within such time period. If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the Business Day immediately following the Required Effective Date, and each 30th day thereafter, make a payment to the Holders as partial compensation for such delay (the “Late Registration Payments”) equal to one percent (1%) of the purchase price paid for the Shares purchased by the Holders until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this Section 2.1, if any, exceed in the aggregate five percent (5%) of such purchase price. Late Registration Payments will be prorated on a daily basis during each 30-day period and will be paid to the Holders by wire transfer or check within five Business Days after the earlier of (i) the end of each thirty day period following the Required Effective Date or (ii) the effective date of the Registration Statement.

2.2 Registration Procedures. The Company will:

(a) Use commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to the Registration Statement and the related prospectus (the “Prospectus”) as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which the Holders may sell the Registrable Securities pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (ii) such time as all Shares purchased by the Investor pursuant to the Purchase Agreement have been sold pursuant to a registration statement or Rule 144, and to notify the Holders promptly upon the Registration Statement and each post-effective amendment thereto being declared effective by the Commission;

(b) Furnish to the Holders such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) as the Holders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holders;

(c) File documents required of the Company for normal blue sky clearance in states specified in writing by the Holders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(d) Bear all expenses (other than Selling Expenses) in connection with the procedures in paragraphs (a) through (d) of this Section 2.2 and the registration of the Registrable Securities pursuant to the Registration Statement;

(e) Advise the Holders, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(f) With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell Registrable Securities to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Holders’ Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Holders’ Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Holders upon request, as long as the Holders own any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Holders of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

2.3 Holder Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 above that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by each Holder, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities. Each Holder agrees that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Holder or its plan of distribution.

2.4 Limitation on Trading Pursuant to the Registration Statement. The Company shall promptly notify the Holders of (a) the issuance by the Commission of a stop order suspending the effectiveness of the Registration Statement, (b) the happening of any event, of which the Company has knowledge, as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (c) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it advisable to suspend the availability of the Registration Statement. In each case the Company shall (i) use commercially reasonable efforts to promptly prepare a supplement or amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document to correct such untrue statement, to correct such omission, or to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) deliver such number of copies of such supplement or amendment to the Holders as they may reasonably request; provided, however, that, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holders (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holders will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Holders are advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Holders. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Holders, the Holders shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2.4.

Notwithstanding the foregoing paragraph of this Section 2.4, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) no more than two (2) Suspensions shall occur during any twelve-month period, and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Holders, on the forty-fifth (45th) day following the first day of such Suspension (or the first day of such part), and on each forty-fifth (45th) day thereafter, an amount equal to 1% of the purchase price paid for the Shares purchased by the Holders and not previously sold by the Holders (prorated in each such case for partial forty-five-day periods); provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 5% of such purchase price.

If a Suspension is not then in effect, the Holders may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements.

2.5 Transfer of Registrable Securities After Registration

(a) In the event of a sale of Registrable Securities by the Holders, unless such requirement is waived by the Company in writing, the Holders must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached as Exhibit A, so that the Registrable Securities may be properly transferred.

(b) The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Registrable Securities, certificates representing such Registrable Securities without a restrictive legend, provided the Registrable Securities are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached as Exhibit A. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Holders, that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without a restrictive legend.

The Company shall cause its transfer agent to issue certificates without a restrictive legend to a purchaser of any Registrable Securities from the Holders, if (i) the sale of such Registrable Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Holders have delivered a Certificate of Subsequent Sale to the transfer agent; (ii) the Holders have provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act; or (iii) such Registrable Securities are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Holders, remove the restrictive legend from any Registrable Securities held by the Holders following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

2.6 Indemnification

(a) The Company will indemnify the Holders, each of their officers and directors and partners, and all persons controlling the Holders within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and within a reasonable period the Company will reimburse the Holders, each of their officers and directors, and all persons controlling the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holders, controlling person or underwriter and stated to be specifically for use therein.

(b) The Holders will indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by the Registration Statement and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and within a reasonable period will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holders and stated to be specifically for use therein.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 2.6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 2.6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(e) The obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of the Registrable Securities on the Registration Statement.

2.7 Lock-Up. The Investor agrees that, until the first anniversary of the Effective Date, it will not effect any Sale of the Shares.

2.8 Termination of Registration Rights. The Company’s obligations pursuant to this Section 2 shall terminate as to any Holder at such time as no Registrable Securities are outstanding.

SECTION 3

Transfer Restrictions

3.1 Restrictions on Transferability. The Registrable Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 3. The Holders will cause any proposed purchaser, assignee, transferee, or pledgee of any such Registrable Securities held by the Holders to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. All restrictions contained in this Section 3.1 shall expire on the first anniversary of this Agreement.

3.2 Legends. Each certificate representing the Shares shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT DATED AS OF AUGUST 31, 2004, BY AND BETWEEN SUPERGEN, INC. AND MGI PHARMA, INC., A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUPERGEN, INC. AT SUPERGEN, INC.’S PRINCIPAL EXECUTIVE OFFICES.

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 3.

3.3 Restrictions on Transfer; Notice of Proposed Transfers. Prior to any proposed Sale of any Registrable Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such Sale. Each such notice shall describe the manner and circumstances of the proposed Sale in sufficient detail, and shall be accompanied, at such Holder’s expense by either (i) a written opinion of Holder’s legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act, or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

SECTION 4

Miscellaneous

4.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

4.2 Survival. The covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

4.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement; Amendment. This Agreement, together with all exhibits hereto, the Purchase Agreement and the License Agreement, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect thereto, including any term sheet. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that Holders of a majority of the outstanding Registrable Securities may, with the Company’s prior written consent, waive, modify or amend on behalf of all Holders, any provisions hereof, which waiver, modification or amendment shall be binding on all Holders.

4.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or by overnight courier or mailed by first class mail, or Express Mail, postage prepaid, or via facsimile, addressed as follows:

If to the Investor:

MGI PHARMA, Inc.

5775 West Old Shakopee Road, Suite 100

Bloomington, MN 55437-3174

Attn: William Brown, Executive Vice President and Chief Financial Officer

Telephone: (952) 346-4700

Facsimile: (952) 346-4800

With a copy to:

Dorsey & Whitney LLP

Suite 1500, 50 South Sixth Street

Minneapolis, MN 55402-1498

Attn: Timothy S. Hearn, Esq.

Telephone: (612) 340-2600

Facsimile: (612) 340-2868

Or to such other address (including electronic mail address) as the Investor shall have furnished to the Company in writing or by electronic mail; or

If to the Company:

SuperGen, Inc.

4140 Dublin Road, Suite 200

Dublin, CA 94568

Attn: Dr. James S.J. Manuso, President and Chief Executive Officer

Telephone: (925) 560-0100

Facsimile: (925) 551-5695

With a copy to:

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn: John V. Roos, Esq.

Telephone: (650) 493-9300

Facsimile: (650) 493-6811

Or to such other address (including electronic mail address) as the Company shall have furnished to Investor in writing or by electronic mail. Notices that are mailed by (i) first class mail shall be deemed received three (3) business days after deposit in the mail and (ii) Express Mail or overnight courier shall be deemed received one (1) business day after deposit in the mail or delivery to such courier. In the event that the notice is sent by facsimile, notice shall be deemed to have been received when sent and confirmed as to receipt.

4.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.8 Severability. If any term, provision, covenant or restriction of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

4.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

4.10 Submission to Jurisdiction. Each of parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns shall be brought and determined in the Chancery or other Courts of the State of Delaware, and each of parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.

4.11 Waiver of Jury Trial. THE INVESTOR AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF INVESTOR AND THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

4.12 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

4.13 Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement, and of the other Stock Agreements, were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that injunctive relief enforcing the terms of this Agreement and the other Stock Agreements is appropriate.

[Signature Page Follows]

The foregoing Agreement is hereby executed as of the date first above written.

SUPERGEN, INC.

By:	/s/ James J. Manuso
Name:	James J. Manuso
Title:	Chairman, President & CEO

MGI PHARMA, INC.

By:	/s/ Leon O. Moulder, Jr.
Name:	Leon O. Moulder, Jr.
Title:	President & CEO

[Signature Page to Investor Rights Agreement]

Exhibit A

Certificate of Subsequent Sale

Mellon Investor Services

Attn.: Sharon Magidson

235 Montgomery Street, 23rd Floor

San Francisco, CA 94104

RE:	Sale of Shares of Common Stock of SuperGen, Inc. (the “Company”) pursuant to the Company’s Prospectus dated [date of Prospectus], 200 (the “Prospectus”)

Dear Ms. Magidson:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:
Print Name:
Title: